	Class A	Class B	Class C	Class I	Class R
Henderson All Asset Fund	HGAAX		HGACX	HGAIX
Henderson Dividend & Income Builder Fund	HDAVX		HDCVX	HDIVX
Henderson Emerging Markets Opportunities Fund	HEMAX		HEMCX	HEMIX
Henderson European Focus Fund	HFEAX	HFEBX	HFECX	HFEIX
Henderson Global Equity Income Fund	HFQAX		HFQCX	HFQIX
Henderson World Select Fund (formerly known as Henderson Global Leaders Fund)	HFPAX		HFPCX	HFPIX
Henderson Global Technology Fund	HFGAX	HFGBX	HFGCX	HFGIX
Henderson International Opportunities Fund	HFOAX	HFOBX	HFOCX	HFOIX	HFORX

series of

Henderson Global Funds
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

STATEMENT OF ADDITIONAL INFORMATION

November 30, 2012, as amended and restated February 8, 2013

Henderson Global Funds (the “Trust”) was organized as a Delaware statutory trust on May 11, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has an unlimited number of authorized shares of beneficial interest that are currently divided among nine series, eight of which are described in this Statement of Additional Information (“SAI”), including the Henderson All Asset Fund, the Henderson Dividend & Income Builder Fund, the Henderson Emerging Markets Opportunities Fund, the Henderson European Focus Fund, the Henderson Global Equity Income Fund, the Henderson Global Technology Fund, the Henderson International Opportunities Fund and the Henderson World Select Fund (formerly Henderson Global Leaders Fund) (each a “Fund”), each a diversified fund except the Henderson All Asset Fund and the Henderson Dividend & Income Builder Fund which are both non-diversified. This SAI relates to the Class A, Class B, Class C, Class R and Class I shares of the Henderson International Opportunities Fund, the Class A, Class B, Class C and Class I shares of the Henderson European Focus Fund and the Henderson Global Technology Fund, and the Class A, Class C and Class I Shares of the Henderson All Asset Fund, the Henderson Dividend & Income Builder Fund, the Henderson Emerging Markets Opportunities Fund, the Henderson Global Equity Income Fund and the Henderson World Select Fund.  Each Fund is managed by Henderson Global Investors (North America) Inc. (“HGINA” or the “Adviser”) and is sub-advised by Henderson Investment Management Limited (“HIML” or the “Subadviser”).

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated November 30, 2012, as amended and restated February 1, 2013 (the “Prospectus”).  The financial statements for each Fund (except the Henderson Dividend & Income Builder Fund), including the notes thereto, at and for the period ended July 31, 2012, included in each Fund’s annual report to shareholders are incorporated into this SAI by reference.  The Prospectus and the annual and semi-annual reports of the Funds may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

TABLE OF CONTENTS

Page

FUND HISTORY AND GENERAL INFORMATION	1
INVESTMENT OBJECTIVES AND STRATEGIES	1
FUND INVESTMENTS AND RELATED RISKS	2
INVESTMENT RESTRICTIONS	27
PORTFOLIO TURNOVER	28
DISCLOSURE OF PORTFOLIO HOLDINGS	29
MANAGEMENT OF THE FUNDS	30
CONTROL PERSONS AND PRINCIPAL HOLDERS	38
INVESTMENT ADVISORY AND OTHER SERVICES	47
PORTFOLIO MANAGERS	57
BROKERAGE ALLOCATION	61
CAPITALIZATION AND VOTING RIGHTS	63
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION	65
NET ASSET VALUE	68
FEDERAL INCOME TAX MATTERS	69
REGISTRATION STATEMENT	78
FINANCIAL STATEMENTS	78
APPENDIX A	79
APPENDIX B	82

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or Foreside Fund Services, LLC, the Funds’ distributor (the “Distributor”).  The Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of nine portfolios, eight of which are described in this SAI:

Henderson All Asset Fund (the “All Asset Fund”);
Henderson Dividend & Income Builder Fund (the “Dividend & Income Builder Fund”);
Henderson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”);
Henderson European Focus Fund (the “European Focus Fund”);
Henderson Global Equity Income Fund (the “Global Equity Income Fund”);
Henderson Global Technology Fund (the “Global Technology Fund”);
Henderson International Opportunities Fund (the “International Opportunities Fund”); and
Henderson World Select Fund (the “World Select Fund”).

Class I shares of the European Focus Fund, the Global Technology Fund, the Global Equity Income Fund and the International Opportunities Fund were formerly known as the Class W shares.  Prior to December 20, 2012, the Henderson World Select Fund was known as the Henderson Global Leaders Fund. Prior to June 1, 2011, the Henderson World Select Fund was known as the Henderson Global Opportunities Fund.

HGINA is the investment adviser for each Fund.  HIML is the subadviser for each Fund.  Descriptions in this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Adviser and the Subadviser in their discretion might, but are not required to, use in managing the Funds’ portfolio assets.  For example, the Adviser and Subadviser may, in their discretion, at any time employ a given practice, technique or instrument for one or more Funds but not for all Funds.  It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them.  Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund’s overall investment strategy, from time to time have a material impact on that Fund’s performance.

INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has its own investment objective and policies, which are described in the  Prospectus.  Descriptions of each Fund’s policies, strategies and investment  restrictions, as well as additional information regarding the characteristics and risks associated with each Fund’s investment techniques, are set forth below.

Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is executed.  Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund’s asset level or other circumstances beyond a Fund’s control, will not be considered a violation.  The Adviser, subject to the oversight of the Board of Trustees of the Trust (the “Board”), will monitor the percentage of illiquid securities held by each Fund.

FUND INVESTMENTS AND RELATED RISKS

The following is a summary of certain investments and strategies and the risks most commonly associated with them.  A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies.  However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics.  Accordingly, unless indicated otherwise and subject to each Fund’s investment restrictions, one or more of the types of investments and/or strategies described below, and the risks related thereto, may be associated with a Fund at any time.  Because the All Asset Fund may seek exposure to certain asset classes by investing in other investment companies, including, for example, other open-end or closed-end investment companies, affiliated funds of the Trust, exchange-traded funds, unit investment trusts and domestic or foreign investment pools (including investment companies not registered under the 1940 Act) (each, an “Underlying Fund” and collectively, “Underlying Funds”) which may, in turn, utilize one or more of the types of investments and/or strategies described below, statements concerning investment risks and references therein to a “Fund” or the “Funds” should be understood to include, as applicable, an “Underlying Fund” and the “Underlying Funds,” respectively, unless the context indicates otherwise.

Banking Industry And Savings And Loan Obligations. Certificates of deposit are certificates issued against funds deposited in a commercial bank (including eligible foreign branches of U.S. banks, described below) for a definite period of time and earning a specified return and are normally negotiable.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity).  In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations.  Time deposits are generally similar to certificates of deposit, but are uncertificated.  Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the “FDIC”), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser’s or Subadviser’s opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund.  Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC. Although one or more other risks described in this SAI may apply, the largest risk associated with the banking industry and savings and loan obligations include credit risk and inflation risk.

Credit risk is the risk that one or more fixed income securities in a Fund's portfolio will decline in price or fail to pay interest when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which a Fund may invest. Changes by nationally recognized statistical rating organization in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of a Fund’s investments.

Inflation risk is the risk that the value of assets or income from a Fund's investments will be worth less than in the future as inflation decreases the value of money.

Borrowing.  Each of the Funds may borrow money as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis.  Each Fund may invest in commercial paper that is rated Prime-1 by Moody’s or A-1 by S&P or, if not rated by Moody’s Investor Services (“Moody’s”) or Standard & Poor’s, Division of McGraw Hill Companies (“S&P”), is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P.   Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include credit risk and liquidity risk. Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. A Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Contracts for Difference.  A contract for difference ("CFD") is an agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract.  When entering into a CFD, a Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).  Although one or more of the other risks described in this SAI may apply, the largest risks associated with CFD include credit risk and liquidity risk.

Convertible Securities.  Each Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock within a particular period of time.  Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features.  Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities.  Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock.  The largest risks associated with convertible securities include interest rate risk, issuer risk, market risk, prepayment and extension risk and reinvestment risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to a Fund (this is also known as reinvestment risk). Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because a Fund's investments are locked in at a lower rate for a longer period of time. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income.  Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities.  Convertible securities may be issued as fixed-income obligations that pay current income.

Corporate Loans.  The Global Equity Income Fund and Dividend & Income Builder Fund may invest in corporate loans.  Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”).  This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default.  Most of the Funds’ Corporate Loans investments will be secured by specific assets of the borrower.  Corporate Loans also have contractual terms designed to protect lenders.  Each Fund generally acquires Corporate Loans of borrowers that, in the Adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser.  Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments.  Each Fund attempts to manage these risks through careful analyses and monitoring of borrowers.

There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting each Fund’s investments, and the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source.  As a result, each Fund is particularly dependent on the analytical abilities of the Adviser.

Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans.  As a result, Corporate Loans are illiquid, meaning that a Fund may not be able to sell them quickly at a fair price.  The market for illiquid securities may be more volatile than the market for liquid securities.  The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates.  However, many Corporate Loans are of a large principal amount and are held by a large number of owners.  In the Adviser’s opinion, this should enhance their liquidity.

Each Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions.  The Funds may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection.  Because of the protective terms of Corporate Loans, the Adviser believes that a Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities.  Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated.  In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position.  Uncollateralized Corporate Loans involve a greater risk of loss.

Credit Default Swap Agreements.  Each Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer “par value” (full notional value) of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or seller in the transaction.  If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing.  However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value.  As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  The Funds will enter swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Subadviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no event of default occur.  If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.  When a Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Debt Securities.  Each Fund may invest in debt securities.  Investment in debt securities involves both interest rate and credit risk.  Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates.  As interest rates decline, the value of debt securities generally increases.  Conversely, rising interest rates tend to cause the value of debt securities to decrease.  Bonds with longer maturities generally are more volatile than bonds with shorter maturities.  The market value of debt securities also varies according to the relative financial condition of the issuer.  In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.  The yields on certain obligations in which a Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate.  Ratings, however, are general and are not absolute standards of quality or value.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  See Appendix A for a description of the ratings provided by certain recognized rating organizations.

Investment-Grade Debt Securities.  Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong).  Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree).  Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).  Each Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Adviser or Subadviser to be of comparable quality.

High Yield Debt Securities.  Each Fund may invest in high yield debt securities.  Securities rated Ba or lower by Moody’s or BB or lower by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), including many emerging markets bonds, which are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The lower the ratings of corporate debt securities, the more their risks render them like equity securities.  Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories.  (See Appendix A for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers.  Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest.  Also, an increase in interest rates would likely have an adverse impact on the value of such obligations.  During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities.  However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity.  High yield bonds may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities.  A thin trading market may limit the ability of each Fund to accurately value high yield securities in a Fund’s portfolio, adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market.  When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.  For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of each Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s or Subadviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of each Fund to retain or dispose of such security.  However, should any individual bond held by any Fund be downgraded below a rating of C, the Adviser or Subadviser generally intend to dispose of such bond at the prevailing market prices.

Prices for high yield securities may be further affected by legislative and regulatory developments.  For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security.  Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings.  Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.

Distressed Securities.  The Global Equity Income Fund and the Dividend & Income Builder Fund may invest in securities in default of their obligation to pay interest and/or principal, but for which the Subadviser believes there are prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  Expected recovery values for these securities are highly speculative.  The securities of companies in distressed and default situations typically trade at substantial discounts due to difficulties in analyzing a proper value for such securities, lack of research coverage, or difficulties in valuing such securities.

Firm Commitment Agreements And “When-Issued” Securities.  New issues of certain debt securities are often offered on a “when-issued” basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase.  Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date.  A Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets.  In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Foreign Securities.  The securities of foreign issuers in which each Fund may invest include non-US dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and related depository instruments, American Depositary Shares (“ADSs”), European Depositary Shares (“EDSs”), Global Depositary Shares (“GDSs”), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof.  Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund’s domestic investments.

Although the Adviser and Subadviser intend to invest each Fund’s assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.  In addition, in many countries there is less publicly available information about issuers than is available for US companies.  Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies.  In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the US.  Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions.  The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the US.  In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.  It may be more difficult for each Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities.  Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  The Adviser and Subadviser seek to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a US or foreign bank or trust company.  These instruments evidence ownership of underlying securities issued by a US or foreign corporation.  ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the US.  Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

For each Fund investment in foreign securities usually will involve currencies of foreign countries.  Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts.  Because of these factors, the value of the assets of each Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies.  Although each Fund’s custodian values the Fund’s assets daily in terms of US dollars, each Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis.  Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because each Fund may be invested in both US and foreign securities markets, changes in its share price may have a low correlation with movements in US markets.  A Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both US and foreign), and of the currencies in which the investments are denominated.  Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund’s investment performance.  US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly.  Currencies in which a Fund’s assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

Emerging Markets.  Each Fund could have significant investments in securities traded in emerging markets.  Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in US securities and that may affect a Fund’s performance favorably or unfavorably.

In recent years, many emerging market countries around the world have undergone political changes that have reduced government’s role in economic and personal affairs and have stimulated investment and growth.  Historically, there is a strong direct correlation between economic growth and stock market returns.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries.  Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence, until recently, of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund’s investments.  Further, many emerging markets have experienced and continue to experience high rates of inflation.

Certain developing countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property.  In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain developing countries may require that a governmental or quasi-governmental authority act as custodian of each Fund’s assets invested in such country.  To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of each Fund’s cash and securities, each Fund’s investment in such countries may be limited or may be required to be effected through intermediaries.  The risk of loss through governmental confiscation may be increased in such countries.

The Global Equity Income Fund and Dividend & Income Builder Fund may invest in sovereign debt securities of emerging market countries.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s  implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair the debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Foreign Currency Exchange Transactions. Each Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities (“transaction hedge”).  A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the US dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the US dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency.  A Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”).  In any of these circumstances a Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the US dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).  A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers.  A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies.  Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While each Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions.  Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by that Fund.  Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated.  An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts And Options On Futures Contracts.  The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of US government securities, foreign government securities, equity or fixed-income securities.

Each Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act (“CEA”) and, therefore, the Funds and its officers and trustees have not been subject to the registration requirements of the CEA. However, the registration exclusion was amended in February 2012. As of the date of this SAI, if a Fund previously qualified for the exclusion under Rule 4.5, and the Fund does not qualify for the amended exclusion, it will have to register with the Commodity Futures Trading Commission (the "CFTC") on December 31, 2012. Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject a Fund to additional regulation may have an adverse impact on a Fund’s operations and expenses. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Fund’s policies.

A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security.  For example, if the Fund anticipates an increase in the price of stocks or bonds, as applicable, and it intends to purchase stocks or bonds, as applicable, at a later time, that Fund also could enter into a futures contract to purchase a stock or bond index as a temporary substitute for stock or bond purchases.  If an increase in the market occurs that influences the stock or bond index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts.  Conversely, if a Fund holds stocks or bonds and seeks to protect itself from a decrease in stock or bond prices, the Fund might sell stock or bond index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position.  A Fund could protect against a decline in stock or bond prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

A Fund may enter into futures contracts and options on futures contracts for non-hedging purposes to enhance potential gain.  A Fund may also enter into futures contracts to increase the Fund’s exposure to movements in securities markets without actually buying or selling the underlying debt or equity security.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time.  When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Under normal circumstances, a futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark-to-market its open futures position.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract.  Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will maintain with its custodian in a segregated account (and  mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant (“FCM”) as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, a Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Foreign Currency Futures Contracts and Related Options. Each Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

For example, each Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated.  A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time.  Each Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a “proxy” currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies.  A proxy currency’s exchange rate movements parallel that of the primary currency.  Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

Each Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a US or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.  No Fund will enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,” would exceed 5% of the liquidation value of the Fund’s portfolio (or the net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.  For additional information about margin deposits required with respect to futures contracts and options thereon, see “Futures Contracts and Options on Futures Contracts.”

Risks Associated with Futures and Related Options.  Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments.  A Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, there can be no assurance that an active secondary market will continue to exist.

Currency futures contracts and options thereon may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lesser trading volume.

Illiquid Securities and Restricted Securities.  Each Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid.  Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the oversight of the Board.  Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Where a registration statement  is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses.  Also, a Fund may be deemed to be an “underwriter” for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.  An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund.  This determination is made with respect to the Fund’s ability to sell individual securities, not the Fund’s entire portfolio position, i.e., the fact that a Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.

It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.  A Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Mortgage-Related and Other Asset-Backed Securities.  Each Fund may invest in mortgage-related and other asset-backed securities.  Mortgage-backed and other asset-backed securities carry prepayment risks.  Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule.  Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments.  Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.  If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, a Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities.  This may reduce a Fund’s total return.  The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments.  A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral.  Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.  Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans.  Therefore, mortgage backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.  Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them.  In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.  Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.  Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.  Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Options on Securities.  In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on US and foreign securities exchanges and over-the-counter.  The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option.  The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price.  The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a US exchange-traded option wishes to terminate the obligation, the writer may effect a “closing  purchase  transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation.  However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale  transaction.”  This is accomplished by selling an option of the same series as the option previously purchased.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price.  If any call or put option is not exercised or sold, it will become worthless on its expiration date.  Closing purchase transactions are not available for OTC transactions.  In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put.  A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium.  Any such gains (or losses) on a closing purchase transaction or upon lapse are considered short-term capital gains (or losses) for federal income tax purposes.  Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income.  See “Federal Income Tax Matters.”

Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put.  If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.  Any such gain or loss will be long-term or short-term capital gain or loss for federal income tax purposes, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction.  In contrast, the terms of OTC options are negotiated by each Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee.  When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the  “counter-party”) to make delivery of the instrument underlying the option.  If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction.  Accordingly, the Adviser or Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

Writing Options on Individual Securities.  Each Fund may write (sell) covered call and put options on securities held by a Fund in an attempt to realize a greater current return than would be realized on the securities alone.  Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options).  In view of the investment objective of each Fund, each Fund generally would write call and put options only in circumstances where the Adviser or Subadviser to the Fund does not anticipate significant appreciation (for call options) or significant depreciation (for put options) of the underlying security in the near future or has otherwise determined to dispose of the security.

A “covered” call and put option means generally that so long as a Fund is obligated as the writer of the option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund.  Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option and the Fund forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).  For put options, the Fund assumes the risk that it may be required to deliver the underlying security for an exercise price higher than a security’s then-current market value.

Purchasing Options On Individual Securities.  Each Fund may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security.  Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.  The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.  The purchase of put options will not be used by a Fund for leverage purposes.

Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date.  Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it.  A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund’s current return.  Each Fund may write (sell) put options on individual securities only to effect a “closing sale transaction.”

Each Fund may also purchase call options to hedge against an increase in the price of securities that a Fund may want to ultimately buy.  Such protection is provided during the life of the call option since a Fund, as the holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risks Of Options Transactions.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has  retained the risk of loss should the price of the underlying security decline.  The writer of a US option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities).  In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.  Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists.  Transfer of an OTC option is usually prohibited absent the consent of the original counter-party.  There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.  An OTC counter-party may fail to deliver or to pay, as the case may be.  In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.  Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

When conducted outside the US, options transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Each Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.  See “Portfolio Turnover.”

Each Fund’s success in using options techniques depends, among other things, on the Adviser’s or Subadviser’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Other Investment Companies. Each Fund may invest in the shares of other investment companies, as permitted by the 1940 Act, the rules and regulations thereunder and in certain circumstances, SEC exemption orders. As a shareholder of an investment company, a Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

Each Fund except for the All Asset Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Consistent with Rule 12d1-1 of the 1940 Act, each Fund may enter into “cash sweep” arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits.  This Rule prohibits the Funds from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

The Trust has obtained an exemptive order that allows the Funds to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order.  The Funds may invest without limitation in any affiliated Henderson Global Funds (“Underlying Henderson Funds”).  In addition to investing in the Underlying Henderson Funds, at the discretion of Henderson and without shareholder approval, the Funds may invest in additional Henderson Global Funds created in the future.  The All Asset Fund currently intends to invest in affiliated and unaffiliated investment companies in reliance on the Trust’s exemptive order.  The All Asset Fund may be prohibited or required to delay liquidating an investment in an Underlying Henderson Fund if there is material non-public information concerning the Underlying Henderson Fund until such time as the information is disclosed to the public.

A Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index.  These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index.  Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs® : SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index (“S&P 500”).  They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs® : MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs® :  Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index.  They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

Nasdaq-100 Shares:  Nasdaq-100 Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBssm:  WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Real Estate Investment Trusts. The Fund’s investments in real estate investment trusts ("REITs") presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”), which may result in federal income tax on the income and gains of the REIT. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements.  Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield.  Under guidelines approved by the Adviser, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements.  Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines.  In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

Securities Index Futures Contracts.  Each Fund may enter into securities index futures contracts as an efficient means of regulating the Fund’s exposure to the equity markets.  Each Fund may engage in transactions in futures contracts for speculation, or as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase as a temporary substitute for stock purchases.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  The value of a unit is the current value of the stock index.  For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”).  The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).  The index futures contract specifies that no delivery of the actual securities making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

Risks of Securities Index Futures.  Each Fund’s success in using the above techniques depends, among other things, on the Adviser’s or Subadviser’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions.  The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

Each Fund’s ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s securities.  Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect.  Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument.  This risk will increase as the composition of the Fund’s portfolio diverges from the composition of the hedging instrument.

Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position.  Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers.  In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.  Each Fund will use futures contracts and related options primarily for “bona fide hedging” purposes, as such term is defined in applicable regulations of the CFTC.  See “Foreign Currency Futures Contracts and Related Options.”

When purchasing an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling an index futures contract, each Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund’s custodian).

Securities Lending.  The Funds may lend their investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Funds.  The Funds may lend their investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the “SEC”) thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s board of directors/trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

US Government Securities.  US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.  Securities guaranteed by the US Government include:  (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Ginnie Mae certificates, which are mortgage-backed securities).  When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government, and thus they are of the highest possible credit quality.  US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans.  For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security.  Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security’s price volatility).  Accordingly, it is not possible to predict accurately the average life of a particular pool.  Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates.  Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.  Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another.  Some are backed by specific types of collateral, some are supported by the issuer’s right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal  Intermediate Credit Banks, Federal Home Loan Banks, Fannie Mae, Freddie Mac, and Student Loan Marketing Association (“Sallie Mae”).

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Bonds.  Each Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest.  Zero coupon bonds are issued at a significant discount from face value.  The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance.  If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund.  See “Federal Income Tax Matters.”  Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds.  The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales.  Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of each Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of a Fund.  All of the Funds except the All Asset Fund and Dividend & Income Builder are classified as a diversified series of an open-end investment company.  The All Asset Fund and Dividend & Income Builder Fund are classified as non-diversified series of an open-end investment company.  Under these restrictions, a Fund may not:

(i)           issue senior securities, except as permitted under the 1940 Act;

(ii)           borrow money, except as permitted under the 1940 Act;

(iii)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(iv)
invest more than 25% of its total assets in any one industry (a) provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation; (b) except that the Global Technology Fund will invest more than 25% of its total assets in technology-related industries;

(v)
purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities;

(vi)	purchase commodities or contracts relating to commodities, although a Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

(vii)
make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

It is a non-fundamental policy of each Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser and Subadviser in determining whether a security is illiquid.

PORTFOLIO TURNOVER

Each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held.  A change in securities held by a Fund is known as “portfolio  turnover” and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year.  For purposes of determining each Fund’s portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.  The Dividend & Income Builder Fund did not commence operations until August 1, 2012, therefore no portfolio turnover rate is shown for the Fund.  Portfolio turnover rates for each Fund’s last two fiscal years are set forth in the table below.

	Fiscal year ended July 31, 2012	Fiscal year ended July 31, 2011
All Asset Fund1	7%	—
Emerging Markets Opportunities Fund	110%	35%2
European Focus Fund	69%	67%
Global Equity Income Fund	108%	127%
Global Technology Fund	113%	93%
International Opportunities Fund	45%	64%
World Select Fund	83%	63%

___________
1.	For the period from commencement of operations on March 30, 2012 through July 31, 2012.
2.	For the period from commencement of operations on December 31, 2010 through July 31, 2011.

Variations in portfolio turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions or changes in the Adviser’s or Subadviser’s outlook.  High rates of portfolio turnover will result in the realization of capital gains and losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies regarding disclosure of the Funds’ portfolio holdings information.  These policies generally prohibit the Adviser, the Subadviser and the Funds from disclosing any information concerning the Funds’ portfolio holdings to any third party unless the information has been publicly disclosed.  Currently, the Funds publicly disclose their portfolio holdings monthly on their website at http://www.hendersonglobalinvestors.com.

Prior to the time that the Funds’ portfolio holdings information is publicly disclosed, the Adviser, the Subadviser and/or the Funds may disclose (as authorized by the Adviser’s Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers.  In order to carry out various functions on behalf of the Funds or the Adviser, it is necessary for certain third parties to receive non-public portfolio holdings information.  Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) a Fund has a legitimate business purpose to provide the information, (b) the disclosure is in a Fund’s best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received.  As of October 31, 2012, the Funds’ primary service providers were the Adviser, the Subadviser, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, KPMG, Vedder Price P.C. and K&L Gates LLP.

Other.  There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of a Fund by these services and departments, a Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement.  Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.  As of October 31, 2012, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., Federal Street, Middleberg Communications, J.P. Morgan Securities Inc., Evaluation Associates, a Milliman Company and UBS Warburg.

The terms of the confidentiality agreement generally provide for, among other things, that:

(i)	the portfolio information is the confidential property of a Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

(ii)
the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(iii)	the recipient agrees not to use the information for investment or trading purposes;

(iv)	the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

(v)	upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Portfolio managers, analysts and other senior officers of the Adviser, the Subadviser or the Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

The Board or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Funds’ policies.  All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  All material amendments to the policies will be submitted to the Board for approval or ratification.

MANAGEMENT OF THE FUNDS

Trustees and Officers.  The Board is responsible for the overall management of the Trust, including general oversight and review of each Fund’s investment activities.  The Board, in turn, elects the officers who are responsible for administering each Fund’s day-to-day operations.

A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees:
C. Gary Gerst February 1939	Chairman and Trustee	Since 2001
General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments) from 1993 to present; Member of the Governing Council of the Independent Directors Council (IDC) from 2004 to present; Board Member of the Investment Company Institute from 2004 to present.

Formerly, Trustee, Harris Insight Funds Trust.
Roland C. Baker August 1938	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance); formerly, Trustee, Scottish Widows Investment Partnership Trust; formerly, Trustee, Allstate Financial Investment Trust; formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance); and formerly, Director, People’s Trust Insurance Company (a Florida provider of homeowner’s insurance).

Faris F. Chesley August 1938	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	Chairman of the Investment Committee of the Presbyterian Homes.
James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009.	Formerly, Trustee, LaRabida Children’s Hospital; formerly Trustee, Surgeons Diversified Investment Fund.
Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, Sandler O’Neil & Partners, L.P. (a financial services company), since 2002.	Trustee, Sankaty Head Foundation; Partner, Serve Up LLC (private company that holds the rights to certain intellectual property).

Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Interested Trustees and Officers of the Trust:
James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA, since 2008 and Director, Corporate Services, HGINA, 2005-2008.	Director, The Olson Company.
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of US Retail, since 2010, Director of National Sales, 2007-2010.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
Scott E. Volk May 1971	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director, Product Development and Analyst Relations, HGINA.	N/A
Christopher K. Yarbrough October 1974	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Troy Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008; Senior Vice President, Citigroup 2005-2008.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A
___________
1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all nine series of the Trust.
3.
A Trustee may serve until his death, resignation or removal, or until the end of the calendar year in which the Trustee reached 75 years of age.  The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

Leadership Structure and the Board of Trustees.  The Board has general oversight responsibility with respect to the business and affairs of the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and the other service providers to the Funds.  The Board currently is composed of seven Trustees, five of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act.  In addition to five regularly scheduled in-person meetings per year, the Board may hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting.  As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meetings of the Board.  In conjunction with the officers and legal counsel, the Independent Chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.  The Board has determined that this leadership structure is appropriate given the size and nature of the Henderson Global Funds and the size of the Board.  The composition of the Board is reviewed annually by the Governance Committee to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.  Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.  The Board and its committees are reviewed annually to consider, among other things, structure, functions, performance and effectiveness, and to recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance.  The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.  As required by rules the SEC has adopted under the 1940 Act, the Funds’ Independent Trustees select and nominate all candidates for Independent Trustee positions.

The trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of the Funds and, for each Independent Trustee, a willingness to take an independent and questioning view of management.  Each Trustee also has considerable familiarity with the Trust, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his substantial service as a trustee of the Trust.  The following is a brief discussion of the specific education, experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a trustee for the Trust.  References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

C. Gary Gerst.  Mr. Gerst has served as a trustee of the Trust since 2001 and as Chairman of the Board since 2005.  Mr. Gerst currently is a General Partner of Cornelius &  Lothian LP, a private investment partnership, a Member of the Governing Council of the Independent Directors Council (IDC), and a Board Member of the Investment Company Institute (ICI).  Mr. Gerst has served as Co-Chairman and Chief Executive Officer of LaSalle Partners, predecessor of Jones Lang LaSalle.  Mr. Gerst has an MBA in finance and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

James W. Atkinson.  Mr. Atkinson has served as a trustee of the Trust since 2011.  Mr. Atkinson currently is a commercial pilot at Atkinson Aviation LLC.  Mr. Atkinson has held numerous senior management positions in the financial services industry, including serving as Executive Vice President of Ariel Capital Management, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer for Ariel Capital Management, the Ariel Mutual Funds and Ariel Distributors and the Chief Compliance Officer for Ariel Capital Management and Ariel Distributors.  He also served as Senior Vice President, Finance & Administration of Stein Roe & Farnham, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer.  Mr. Atkinson was also a Senior Manager at Arthur Andersen & Co., an independent public accounting firm, where he specialized in auditing and consulting for financial services organizations.  Mr. Atkinson has served as an independent trustee for the Surgeons Diversified Investment Fund and as a trustee for the LaRabida Children’s Hospital.  Mr. Atkinson has a BA in accounting and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Roland C. Baker.  Mr. Baker has served as a trustee of the Trust since 2001.  Mr. Baker currently serves as a consultant to the financial services industry and serves as a Director of Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance and Midland National Life Insurance Company. Mr. Baker has held numerous senior management positions in the financial services industry, serving as President of First Penn-Pacific Life Insurance Company, a member of the Lincoln Financial Group, Founder, Chairman and Chief Executive Officer of Baker, Rakich, Shipley &  Politzer, Inc, consultants to the financial services industry, Chief Executive Officer of the Signature Group, a company specializing in direct response marketing of personal insurance, Chairman and Chief Executive Officer of Old American Insurance Company, a life and health insurer, Senior Vice President of Colonial Penn Group, during which time he was responsible for the financial, actuarial and strategic planning divisions, and Senior Vice President of Beneficial Standard Life Insurance Company.  Mr. Baker has held leadership positions in various not-for-profit organizations including the American Institute of Certified Public Accountants, the Society of Financial Service Professionals, the National Association of Independent Insurers, the American Institute for Property and Liability Underwriters, and the American Council of Life Insurance.  Mr. Baker has previously served on various for profit and not-for-profit boards, including serving as a member of the California State Teacher’s Retirement Board.  Mr. Baker has an MBA, is a Certified Public Accountant (inactive), a Chartered Life Underwriter and a Fellow of the Life Insurance Management Institute and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Faris F. Chesley.  Mr. Chesley has served as a trustee of the Trust since 2002.  Mr. Chesley is Founder and Chairman of Chesley, Taft & Associates, LLC, a registered investment adviser.  Mr. Chesley has held numerous senior management positions in the financial services industry, serving as Vice Chairman of ABN AMRO Incorporated, during which tenure he was Chairman of the firm’s Investment Policy Committee and a member of its Risk Committee, Management Committee and Investment Advisory Committee.  Mr. Chesley also served as Executive Vice President and Director of Prescott, Ball & Turben, Inc, a brokerage firm.  Mr. Chesley has served on the Midwest Stock Exchange’s Specialist Evaluation Committee and as Chairman of the Securities Industry Association’s Central States District.  He currently serves as Chairman of the Investment Committee of the Presbyterian Homes.  Mr. Chesley has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Richard W. Durkes.  Mr. Durkes has served as a trustee of the Trust since 2011.  Mr. Durkes has held numerous senior management positions in the financial services industry.  He currently serves as a Managing Director of Sandler O’Neill & Partners, L.P., a full service investment banking firm focused on the financial services sector.  He has served as Advisory Director for Berkshire Capital Corporation, an advisory firm specializing in asset management companies; Global Managing Director, member of the Global Equity Directorate (London) and Head of Equities and the Investment Banking Group at ABN AMRO Inc., a global commercial and investment bank; Executive Vice President and Director of the Chicago Corporation, a corporate finance services firm that was acquired by ABN AMRO Inc.; President and Chief Executive Officer, First City Bancshares, Inc., a community bank holding company; and Trust Officer of The Northern Trust Company, a global financial services firm.  Mr. Durkes holds the Series 7, 24 and 63 securities licenses and currently serves as trustee and Treasurer for the Sankaty Head Foundation and on the Jefferson Scholar selection committee for Graduate Fellowships at the University of Virginia.  Mr. Durkes has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Interested Trustees

James G. O’Brien.  Mr. O’Brien has served as a trustee of the Trust since 2011 and President of the Trust since 2010.  Mr. O’Brien has served as the Managing Director North America for Henderson Global Investors since 2008.  Prior to this he was the Director of Corporate Services for Henderson for over seven years.  He has served as the Co-Founder and Chief Operating Officer for aKosys, a technology and advisory company; a Senior Managing Director of Finance and Administration at Kennedy Wilson, an international real estate investment and services firm; Executive Vice President and Senior Vice President for Heitman Properties, a real estate investment management firm; and Senior Vice President, Vice President and Commercial Lease Administrator for JMB Properties Company, a real estate property management company.  Mr. O’Brien has his J.D. from Chicago-Kent College of Law and currently serves on the Board of Directors for The Olson Company.

Charles Thompson II.  Mr. Thompson has served as trustee of the Trust since 2011 and Vice President of the Trust since 2010.  Mr. Thompson is the Director of Retail Sales North America for Henderson Global Investors.  Prior to this he was the Director of National Sales for three years and Central Division Director for five years, both for Henderson.  He held several positions with Van Kampen Investments, predecessor of global investment firm Invesco, starting with Internal Wholesaler and ending as the Regional Vice President during his eight years with the company.  Mr. Thompson holds his Series 6, 7, 63, 65/66 and 24 securities licenses.

Risk Oversight.  Through its direct oversight role, and indirectly through its committees and the officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance and valuation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Funds and any measures taken to mitigate those risks; and (5) engaging the services of the Funds’ CCO to report regularly and test the compliance procedures of the Funds and the service providers.

Standing Committees of the Board.  The Board oversees other Funds that are not part of this SAI.  Information below represents meetings held on behalf of all the Henderson Global Funds.  The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below.  The Audit Committee, Governance Committee and Valuation Committee are comprised solely of Independent Trustees.

The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust’s financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the Trust’s independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee’s duties and powers.  Currently, the members of the Audit Committee are Messrs. Baker (Chair), Chesley, Gerst, Atkinson and Durkes.  The Audit Committee held two meetings during the fiscal year ended July 31, 2012.

The Governance Committee oversees the effective functioning of the Board and its committees.  It also seeks and reviews candidates for consideration as nominees for membership on the Board.  Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust.  Currently, the members of the Governance Committee are Messrs. Baker, Chesley, Gerst (Chair), Atkinson and Durkes.  The Governance Committee held one meeting during the fiscal year ended July 31, 2012.

During the fiscal year ended July 31, 2012, the Valuation Committee determined a fair value of securities for which market quotations were not readily available.  Currently, the members of the Valuation Committee are Messrs. Chesley (Chair) and Baker.  The Valuation Committee held 12 meetings during the fiscal year ended July 31, 2012.

Management Ownership of the Funds.  The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned of the Funds and of all Henderson Global Funds overseen by each Trustee in the Trust as of December 31, 2011.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
James W. Atkinson		$10,001-$50,000
Global Equity Income Fund	$10,001-$50,000
Global Technology Fund	$10,001-$50,000
All other Funds	None
Roland C. Baker		$50,001-$100,000
European Focus Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
All other Funds	None
Faris F. Chesley		Over $100,000
Global Technology Fund	Over $100,000
International Opportunities Fund	$10,001-$50,000
All other Funds	None
Richard W. Durkes		$10,001-$50,000
Global Equity Income Fund	$10,001-$50,000
Global Technology Fund	$10,001-$50,000
All other Funds	None
C. Gary Gerst		Over $100,000
European Focus Fund	Over $100,000
International Opportunities Fund	Over $100,000
All other Funds	None
Interested Trustees
James G. O’Brien		Over $100,000
European Focus Fund	Over $100,000
Emerging Markets Opportunities Fund	$10,001-$50,000
Global Equity Income Fund	$50,001-$100,000
International Opportunities Fund	$50,001-$100,000
All other Funds	None
Charles Thompson II		$10,001-$50,000
European Focus Fund	$10,001-$50,000
All other Funds	None

No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML.  As of October 31, 2012, and with the exception of the Dividend & Income Builder Fund  the Trustees and officers of the Trust, as a group, owned less than 1% of each class of outstanding shares of each of the Funds. The two interested Trustees provided capital for the Dividend & Income Builder Fund, which commenced operations on August 1, 2012. Accordingly, as of October 31, 2012, the interested Trustees as a group owned approximately 36.06% of the Class I shares of the Dividend & Income Builder Fund.

The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust.  This includes salary, as well as both short and long-term incentive compensation.  No other officer, director or employee of the Adviser, HIML, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

Compensation of Trustees.  The Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $40,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee.  Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings).  Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board.  Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings.  The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received and the Audit Committee Chairperson receives a supplemental annual retainer of $1,500 in addition to any other fees received.

The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2012.

Trustee Name	Aggregate Compensation from Trust
Independent Trustees
James W. Atkinson	$75,250
Roland C. Baker	$78,250
Faris F. Chesley	$76,750
Richard W. Durkes	$75,250
C. Gary Gerst	$85,250
Interested Trustees
James G. O’Brien1	$0
Charles Thompson II1	$0
___________
1.	Messrs. O’Brien and Thompson are each an Interested Trustee and therefore do not receive any compensation from the Trust.

Code of Ethics.  The Adviser, HIML and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act.  The Codes of Ethics permit employees of the Adviser, HIML and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings.  Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

Proxy Voting Policies.  The Funds have delegated proxy voting responsibilities to HIML, subject to the Board’s general oversight.  The Funds have delegated proxy voting to HIML with the direction that proxies should be voted consistent with the Funds’ best economic interests.  HIML has adopted its own Proxy Voting Policies and Procedures (“Procedures”) for

this purpose.  A copy of the Procedures is attached hereto as Appendix B.  HIML has retained RiskMetrics Group, an independent proxy voting service, to assist in the voting of the Funds’ proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

All of the Funds, except for the Dividend & Income Builder Fund, have filed with the SEC their proxy voting records for the 12-month period ending June 30, 2012 on Form N-PX, which must be filed each year by August 31.  The Dividend & Income Builder Fund will file with the SEC its proxy voting records for the 12-month period ending June 30, 2013 on Form N-PX. Form N-PX is available on the SEC’s website at http://www.sec.gov.  The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at http://www.hendersonglobalfunds.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS

To the knowledge of the Trust, as of October 31, 2012, the following persons owned beneficially or of record 5% or more of the Funds’ outstanding shares of any class.  Shareholders of record with more than 25% of the outstanding shares of the Funds are believed to hold shares only as nominee.  Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund (within the meaning of the Section 2(a)(9) of the 1940 Act) and may be able to determine the outcome of a shareholder meeting.

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
All Asset Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	65.44
All Asset Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	8.77
All Asset Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	27.05
All Asset Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	25.96
All Asset Fund Class I	Brown Brothers Harriman Attn: Investment FDS Global 525 Washington Blvd. Jersey City, NJ 07310	79.06
All Asset Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	7.17

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
All Asset Fund Class I	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	10.41
Dividend & Income Builder Fund Class A	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	100.00
Dividend & Income Builder Fund Class C	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	56.73
Dividend & Income Builder Fund Class C	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	21.76
Dividend & Income Builder Fund Class C	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	21.51
Dividend & Income Builder Fund Class I	James G. & Megan M. O’Brien 5429 Grand Ave. Western Springs, IL 60558	19.43
Dividend & Income Builder Fund Class I	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	26.59
Dividend & Income Builder Fund Class I	David J. Jacob 84 Carlisle Mansions Carlisle Place London England SWIPIH7	33.24
Dividend & Income Builder Fund Class I	Chuck S. & Joi L. Thompson 710 Lakeside St. La Porte, IN 46350	16.63
Emerging Markets Opportunities Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.54
Emerging Markets Opportunities Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	6.59

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Emerging Markets Opportunities Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	58.17
Emerging Markets Opportunities Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	40.82
Emerging Markets Opportunities Fund Class C	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	8.36
Emerging Markets Opportunities Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	24.36
Emerging Markets Opportunities Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	51.77
Emerging Markets Opportunities Fund Class I	Henderson Global Investors (North America) Inc Attn: Corporate Finance 1 Financial Plaza, 19th Floor Hartford, CT 06103	24.81
Emerging Markets Opportunities Fund Class I	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	12.33
European Focus Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.09
European Focus Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	13.57
European Focus Fund Class A	First Clearing LLC 2801 Market St. St. Louis, MO 63103	7.45
European Focus Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	32.01

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
European Focus Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	6.82
European Focus Fund Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.11
European Focus Fund Class B	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	13.97
European Focus Fund Class B	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	7.35
European Focus Fund Class B	First Clearing LLC 2801 Market St. St. Louis, MO 63103	10.37
European Focus Fund Class B	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	28.34
European Focus Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	17.13
European Focus Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	21.65
European Focus Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	16.11
European Focus Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	14.07
European Focus Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	23.95
European Focus Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	18.79
European Focus Fund Class I	Linercourse & Co. FBO University Health Care System 1200 Crown Colony Dr. Quincy, MA02169	7.77

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
European Focus Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	15.22
Global Equity Income Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.01
Global Equity Income Fund Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	5.53
Global Equity Income Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	37.68
Global Equity Income Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	5.10
Global Equity Income Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	24.64
Global Equity Income Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	23.21
Global Equity Income Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	10.75
Global Equity Income Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	15.56
Global Equity Income Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	27.70
Global Equity Income Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	21.43
Global Equity Income Fund Class I	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	8.49
Global Equity Income Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	14.86

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Equity Income Fund Class I	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	9.41
World Select Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.01
World Select Fund Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	11.09
World Select Fund Class A	First Clearing LLC 2801 Market St. St. Louis, MO 63103	11.11
World Select Fund Class A	Raymond James & Assoc. FBO John B. Edgerton Jr. & Virginia G. Edgerton 5495 Nolan Ave. North Oak Park Heights, MN 55082	15.06
World Select Fund Class A	Raymond James & Assoc. FBO John B. Edgerton Jr. & Virginia G. Edgerton 5495 Nolan Ave. North Oak Park Heights, MN 55082	7.83
World Select Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	29.35
World Select Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	9.98
World Select Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	15.96
World Select Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	18.48
World Select Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	32.08
World Select Fund Class I	Henderson International Inc 737 N. Michigan Ave. Suite 1700 Chicago, IL 60611	59.72

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
World Select Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	27.89
World Select Fund Class I	Raymond James & Assoc. FBO Delaware Charter Guarantee & Trust Boyd Burris PSP 3100 Rolling Rd. Chevy Chase, MD 20815	7.75
Global Technology Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.42
Global Technology Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	27.28
Global Technology Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	23.79
Global Technology Fund Class A	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	8.97
Global Technology Fund Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	29.15
Global Technology Fund Class B	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	21.94
Global Technology Fund Class B	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	9.41
Global Technology Fund Class B	First Clearing LLC 2801 Market St. St. Louis, MO 63103	16.57
Global Technology Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	15.19
Global Technology Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	25.31

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
Global Technology Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	12.51
Global Technology Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	15.04
Global Technology Fund Class C	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	6.62
Global Technology Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	25.19
Global Technology Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	18.32
Global Technology Fund Class I	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	23.24
Global Technology Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	14.78
International Opportunities Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.87
International Opportunities Fund Class A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	5.56
International Opportunities Fund Class A	Charles Schwab & Company Inc. 101 Montgomery St. San Francisco, CA 9104	7.58
International Opportunities Fund Class A	NFS LLC SAI International Fund 2 Lafayette Boston, MA 02111	21.33
International Opportunities Fund Class A	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	23.15
International Opportunities Fund Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	16.13

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
International Opportunities Fund Class B	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	19.29
International Opportunities Fund Class B	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	5.92
International Opportunities Fund Class B	First Clearing LLC 2801 Market St. St. Louis, MO 63103	19.32
International Opportunities Fund Class B	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	13.14
International Opportunities Fund Class B	RBC Capital Markets Attn: Mutual Fund Ops Manager 510 Maarquett Ave. South Minneapolis, MN 55402	8.81
International Opportunities Fund Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	21.13
International Opportunities Fund Class C	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	20.59
International Opportunities Fund Class C	First Clearing LLC 2801 Market St. St. Louis, MO 63103	17.71
International Opportunities Fund Class C	UBS WM USA Attn: Department Manager 499 Washington Blvd. 9th Floor Jersey City, NJ 07310	13.70
International Opportunities Fund Class R	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.02
International Opportunities Fund Class R	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	56.36
International Opportunities Fund Class R	Hartford Securities 1 Griffin Rd. North Windsor, CT 06095	6.51
International Opportunities Fund Class R	Janney Montgomery Scott 1801 Market St. Philadelphia, PA 19103	8.79

Name of Fund and Class	Name and Address	Percentage of Total Shares Outstanding (%)
International Opportunities Fund Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	27.12
International Opportunities Fund Class I	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. East Jacksonville, FL 32246	25.13
International Opportunities Fund Class I	LPL Financial Attn: Mutual Fund Operations P.O. Box 509046 San Diego, CA 92150	6.30
International Opportunities Fund Class I	First Clearing LLC 2801 Market St. St. Louis, MO 63103	14.45
International Opportunities Fund Class I	NFS FBO National Penn Investors P.O. Box 7088 Wyomissing, PA 19610	6.78

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Subadviser.  HGINA, 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Funds’ investment adviser.  HIML, 201 Bishopsgate, London UK EC2M 3AE is the Funds’ Subadviser.  The Adviser and Subadviser are indirect, wholly-owned subsidiaries of Henderson Group plc.

As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world.  Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

The Adviser provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  HIML provides investment advisory services to each Fund pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”).

Pursuant to the Advisory Agreement, the Adviser acts as each Fund’s adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.  In addition to the advisory fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of a Fund’s relative net assets.  Expenses that will be borne directly by the Funds include, but are not limited to, the following:  fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

Each Fund pays the Adviser a monthly fee for providing investment advisory services at an annual rate of each Fund’s average daily net assets as set forth below.

All Asset Fund	0.40%.
Dividend & Income Builder Fund	0.75% for the first $1 billion; 0.65% for the next $1 billion; and 0.55% for the balance thereafter.
Emerging Markets Opportunities Fund	1.00% for the first $1 billion; 0.90% for the next $1 billion; and 0.85% for the balance thereafter.
European Focus Fund	1.00% for the first $500 million; 0.90% for the next $1 billion; and 0.85% for the balance thereafter.
Global Equity Income Fund	0.85% for the first $1 billion; 0.65% for the next $1 billion; and 0.60% for the balance thereafter.
Global Technology Fund	1.00% for the first $500 million; 0.95% for the next $500 million; and 0.90% for the balance thereafter.
International Opportunities Fund	1.10% for the first $1 billion; 0.95% for the next $1 billion; and 0.85% for the balance thereafter.
World Select Fund	0.80% for the first $500 million; 0.70% for the next $1 billion; and 0.65% for the balance thereafter.

Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser.

The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the  average daily net assets of each Fund as set forth below.

All Asset Fund	0.35%.
Dividend & Income Builder Fund	0.35%.

Emerging Markets Opportunities Fund	0.35%.
European Focus Fund	0.35%.
Global Equity Income Fund	0.35%.
Global Technology Fund	0.35%.
International Opportunities Fund	0.35%.
World Select Fund	0.35%

The advisory fees and other expenses of the Funds reimbursed by the Adviser for the Funds during the last three fiscal years are set forth below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no advisory fees are reported for the Fund.

	Fiscal year ended July 31, 2010
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
European Focus Fund	$ 5,199,475	—	$1,529
Global Equity Income Fund	$ 4,542,808	$37,881	—
Global Technology Fund	$ 1,648,321	—	—
International Opportunities Fund	$33,464,608	—	$7,393
World Select Fund	$ 155,013	$50,928	—

	Fiscal year ended July 31, 2011
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
Emerging Markets Opportunities Fund1	$ 68,801	$68,801	$81,495
European Focus Fund	$ 5,730,509	—	—
Global Equity Income Fund	$ 7,703,725	—	—
Global Technology Fund	$ 2,916,278	—	—
International Opportunities Fund	$33,787,649	—	—
World Select Fund	$ 164,170	$67,127	—
_______
1.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

	Fiscal year ended July 31, 2012
	Contractual Advisory Fees	Advisory Fees Waived	Other Expenses Reimbursed by the Adviser
All Asset Fund1	$ 40,099	$ 40,099	$45,894
Emerging Markets Opportunities Fund	$ 150,680	$102,436	—
European Focus Fund	$ 4,883,419	—	—
Global Equity Income Fund	$ 8,799,158	—	—
Global Technology Fund	$ 3,028,072	—	—
International Opportunities Fund	$26,544,516	—	—
World Select Fund	$ 115,382	$ 98,517	—

_______
1.      The All Asset Fund commenced operations on March 30, 2012.

With respect to each Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding the Rule 12b-1 fees, other class-specific expenses, interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to:  0.60% of the Fund’s average daily net assets for the All Asset Fund, 1.05% of the Fund’s average daily net assets for the Dividend & Income Builder Fund, 1.75% of the Fund’s average daily net assets for the European Focus Fund, Global Technology Fund and International Opportunities Fund, 1.15% of the Fund’s average daily net assets for Global Equity Income Fund, 1.15% of the Fund’s average daily net assets for World Select Fund and 1.54% of the Fund’s average daily net assets for Emerging Markets Opportunities Fund.  These contractual arrangements will remain in effect until July 31, 2020 for each Fund other than the All Asset Fund, Dividend & Income Builder Fund and Emerging Markets Opportunities Fund.  These contractual arrangements will remain effect until July 31, 2015 for the All Asset Fund, Dividend & Income Builder Fund and Emerging Markets Opportunities Fund.

Each of the Advisory Agreement and Sub-Advisory Agreement for a Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of a Fund or the Board.  Each agreement may be terminated at any time, upon 60 days’ written notice by either party.  Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio.  Each agreement shall terminate automatically in the event of its assignment.  The agreements provide that the Adviser and Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its respective obligations and duties under the applicable agreement.

Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name “Henderson” in its name or in its business in any form or combination.

Distributor.  The Distributor, Foreside Fund Services, LLC., Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor distributes shares of each Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor.  The Distributor continually distributes shares of each Fund on a best efforts basis.  The Distributor is not obligated to sell any specific amount of Fund shares.  Each Fund reserves the right to suspend or discontinue distribution of shares.

The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.  The Distributor is not affiliated with the Adviser, State Street or their affiliates.

You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on each Fund’s behalf.  Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf.  Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, accepts the order.  Client orders will be priced at each Fund’s net asset value next computed after an authorized intermediary or the intermediary’s authorized designee accepts them.

Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund’s then-current Prospectus, and the net asset value on which such price is based.  Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time.  In addition, the Distributor is entitled to deduct a contingent deferred sales charge (“CDSC”) on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund.  The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by the Distributor on 60 days’ written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days’ written notice to the Distributor.  The Distribution Agreement shall terminate automatically in the event of its assignment.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Distribution Plan.  The Trust has adopted a distribution plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act pertaining to the European Focus Fund’s and Global Technology Fund’s Class A, Class B and Class C shares, the International Opportunities Fund’s Class A, Class B, Class C and Class R shares and the All Asset Fund’s, Dividend & Income Builder Fund’s, Emerging Markets Opportunities Fund’s, Global Equity Income Fund’s and World Select Fund’s Class A and Class C shares.  In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.  The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of each Fund’s shares, although it is impossible to know for certain the level of sales and redemptions of a Fund’s shares in the absence of the Plan or under an alternative distribution arrangement.

Under the Plan, each Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively.  Under the Plan, the

International Opportunities Fund pays the Distributor a 12b-1 fee of 0.50% of the average daily net assets attributable to its Class R shares.

Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class B and Class C shares.  The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A and Class R shares.  These fees constitute compensation to the Distributor and are not dependent on the Distributor’s expenses incurred.  The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs.  The distribution fee for Class B and Class C shares may also be used to finance the costs of advancing sales commissions to investment representatives.  These fees may also be used to finance the costs incurred by the Distributor for marketing-related activities.  The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it.  The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.  However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust.

If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Funds (or class of shares thereof), each may continue in effect with respect to any other Fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

During the last three fiscal years, the Distributor received and retained sales loads on the sale of shares of each of the Funds as shown below.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no fees are reported for the Fund.

	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2011	Fiscal Year Ended July 31, 2012
All Asset Fund1
Class A
Received	—	—	$ 88,675
Retained	—	—	$ 7,746
Emerging Markets Opportunities Fund2
Class A
Received	—	$ 78,966	$ 25,934
Retained	—	$ 443	$ 2,475
European Focus Fund
Class A
Received	$ 723,078	$ 490,829	$ 397,879
Retained	$ 73,402	$ 46,357	$ 39,262
Global Equity Income Fund
Class A
Received	$ 3,139,934	$ 3,221,968	$ 2,167,870
Retained	$ 300,712	$ 296,122	$ 203,321
Global Technology Fund
Class A
Received	$ 468,234	$ 822,826	$ 220,889
Retained	$ 47,846	$ 79,820	$ 22,880
International Opportunities Fund
Class A
Received	$ 1,832,914	$ 795,946	$ 286,036
Retained	$ 191,892	$ 80,274	$ 30,435
World Select Fund
Class A
Received	$ 34,415	$ 12,280	$ 5,274
Retained	$ 3,702	$ 1,212	$ 396
_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The fees paid to the Distributor pursuant to the Plan for the Class A shares for the Funds for the last three fiscal years are set forth in the table below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no distribution fees for the Class A Shares are reported for the Fund.

	Class A Shares Fiscal year ended July 31, 2010		Class A Shares Fiscal year ended July 31, 2011		Class A Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
All Asset Fund1	$ —	$ —	$ —	$ —	$ 1,320	$ —
Emerging Markets Opportunities Fund2	$ —	$ —	$ 11,018	$ —	$ 19,202	$ 395
European Focus Fund	$ 721,635	$ 100	$ 800,312	$ —	$ 654,878	$ 12,562
Global Equity Income Fund	$ 677,283	$ 18,225	$ 1,105,226	$ 1,451	$1,108,243	$ —
Global Technology Fund	$ 240,031	$ 1	$ 438,267	$ 2,501	$ 412,623	$ 2,550
International Opportunities Fund	$5,393,107	$ 26,868	$ 5,235,550	$ 27,649	$3,667,562	$ 5,626
World Select Fund	$ 20,437	$ —	$ 23,367	$ —	$ 18,073	$ —

_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The fees paid to the Distributor pursuant to the Plan for the Class B shares for the last three fiscal years for the Funds are set forth in the table below.

	Class B Shares Fiscal year ended July 31, 2010		Class B Shares Fiscal year ended July 31, 2011		Class B Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
European Focus Fund	$350,941	$ 82,577	$366,057	$ 55,269	$243,169	$ 40,356
Global Technology Fund	$ 78,772	$ 34,993	$114,799	$ 22,496	$103,022	$ 24,246
International Opportunities Fund	$925,836	$236,104	$857,086	$201,659	$586,495	$144,342

The fees paid to the Distributor pursuant to the Plan for the Class C shares for the last three fiscal years for the Funds are set forth in the table below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no distribution fees for the Class C Shares are reported for the Fund.

	Class C Shares Fiscal year ended July 31, 2010		Class C Shares Fiscal year ended July 31, 2011		Class C Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
All Asset Fund1	$ —	$ —	$ —	$ —	$ 1,235	$ —
Emerging Markets Opportunities Fund2	$ —	$ —	$ 5,856	$ 1,614	$ 18,290	$ 570
European Focus Fund	$1,272,860	$ 35,065	$1,317,165	$ 8,964	$ 989,409	$ 22,256
Global Equity Income Fund	$2,095,404	$ 65,563	$3,301,404	$ 81,628	$3,459,953	$ 71,600
Global Technology Fund	$ 486,049	$ 10,589	$ 706,489	$ 15,473	$ 718,589	$ 22,296
International Opportunities Fund	$7,578,627	$ 111,393	$6,996,629	$ 59,256	$4,834,585	$ 32,223
World Select Fund	$ 74,304	$ 394	$ 74,944	$ 156	$ 61,661	$ 235
_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The fees paid to the Distributor pursuant to the Plan for the Class R shares for the last fiscal year for the International Opportunities Fund is set forth in the table below.

	Class R Shares Fiscal year ended July 31, 2010		Class R Shares Fiscal year ended July 31, 2011		Class R Shares Fiscal year ended July 31, 2012
	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge	Distribution and Service Fees	Contingent Deferred Sales Charge
International Opportunities Fund	$28,680	$ —	$38,402	$ —	$32,205	$ —

The amounts in the table below were spent pursuant to the Plan during the fiscal year ended July 31, 2012.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no fees are reported for the Fund.

	Compensation to Dealers	Financing of Advance Commissions	Other1
All Asset Fund2	$ 1,468	$ 969	$ 118
Emerging Markets Opportunities Fund	$ 24,145	$ 13,677	$ 655
European Focus Fund	$1,533,770	$ 420,088	$ 9,098
Global Equity Income Fund	$3,577,351	$1,056,369	$ 6,446
Global Technology Fund	$ 995,685	$ 286,618	$ 1,453
International Opportunities Fund	$8,383,946	$ 892,914	$ 27,665
World Select Fund	$ 73,912	$ 5,974	$ 83
_______
1.	Aggregate amount paid for advertising, printing and mailing of prospectuses for other than current shareholders and compensation to sales personnel.
2.      The All Asset Fund commenced operations on March 30, 2012.

Custodian.  State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian (“State Street”) to the Funds.  Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes each Fund’s net asset value and keeps the book account for each Fund.

Transfer Agent And Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent (the “Transfer Agent”) for the Funds pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Board concerning the operations of the Funds.

Administrator.  State Street serves as the administrator (the “Administrator”) for the Trust pursuant to an administration agreement (the “Administration Agreement”).  State Street has agreed to maintain office facilities for the Trust; oversee the computation of each Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust.  The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees.  As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

The fees paid to the Administrator for the last three fiscal years for the Funds are set forth below.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no administration fees are reported for the Fund.

	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2011	Fiscal Year Ended July 31, 2012
All Asset Fund1	$ —	$ —	$ 2,506
Emerging Markets Opportunities Fund2	$ —	$ 1,778	$ 3,780

Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2011	Fiscal Year Ended July 31, 2012
European Focus Fund	$ 139,182	$ 147,098	$ 122,801
Global Equity Income Fund	$ 139,536	$ 229,912	$ 263,141
Global Technology Fund	$ 43,740	$ 73,669	$ 75,947
International Opportunities Fund	$ 925,338	$ 896,641	$ 680,192
World Select Fund	$ 4,328	$ 4,295	$ 3,617
_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

Independent Registered Public Accounting Firm.  Ernst & Young LLP, independent registered public accounting firm located at 155 North Wacker Drive, 20th floor, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust.  The audit services performed by Ernst & Young LLP include audits of the annual financial statements of each of the Funds of the Trust.  Other services provided principally relate to filings with the SEC and the preparation of the Funds’ tax returns.

Outside Counsel.  The law firm of Vedder Price P.C. serves as counsel to the Funds.  K&L Gates LLP serves as counsel to the Independent Trustees.

Intermediaries.  Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales.  These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services.  The rate at which the Funds reimburse the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points.  The rate at which the Funds reimburse the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows:  (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class B and Class C shares and up to $17.00 per open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Funds’ Transfer Agent for closed accounts.  The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Funds.

PORTFOLIO MANAGERS

Portfolio Management.  Bill McQuaker and Chris Paine are the portfolio managers for the All Asset Fund.

Alex Crooke, Job Curtis, Jenna Barnard and John Pattulo are the portfolio managers for the Dividend & Income Builder Fund.

Bill McQuaker is the lead portfolio manager for the Emerging Markets Opportunities Fund.  Andrew Beal, Nicholas Cowley and Stephen Peak make up the other members of the portfolio management team.

Stephen Peak is the lead portfolio manager for the European Focus Fund.

Alex Crooke and Job Curtis are the co-lead portfolio managers for the Global Equity Income Fund.

Ian Wamerdam and Stuart O’Gorman are the portfolio managers for the Global Technology Fund.

Stephen Peak, Nicholas Cowley, John Crawford, Andrew Mattock, Bill McQuaker, Vincent Musumeci, Stuart O’Gorman, Tim Stevenson and Ian Warmerdam are the portfolio managers for the International Opportunities Fund.

Matthew Beesley is the portfolio manager for the World Select Fund.

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of July 31, 2012.  Unless noted otherwise, none of the portfolio managers managed any other accounts.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Jenna Barnard	Henderson Strategic Income Fund	48.5m	Preference & Bond Fund Strategic Bond Fund Henderson Managed Distribution Fund Henderson Cautious Managed Fund Henderson Fixed Interest Monthly Income	1.2bn* 2.0bn* 32.6m* 1.7bn* 1.2bn*			6.9bn
Andrew Beal	Henderson Emerging Markets Opportunities Fund	9.9m	Henderson Asia Pacific Capital Growth Fund Henderson Horizon Asian Growth Fund Henderson Asian Growth Trust Trust	317.5m* 35.4m* 427.8m*			790.6m
Matthew Beesley	Henderson World Select Fund	13.9m	Henderson Global Focus Fund Henderson Gartmore Global Focus Fund OEIC	307.5m* 34.2m*			355.6m
Nicholas Cowley	Henderson Emerging Markets Opportunities Fund Henderson International Opportunities Fund	3.9m 439.5m	Henderson Horizon American Equity Fund	144.3m*			148.2m
Alex Crooke	Henderson Global Equity Income Fund	1.16bn	Bankers Investment Trust plc Henderson High Income Trust plc	105.3m* 186.2m*			1.4bn

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Job Curtis	Henderson Global Equity Income Fund	1.16bn	Henderson Global Dividend Income The City of London Investment trust plc	2.3m* 1.2bn*	2.2bn
John Crawford	Henderson International Opportunities Fund	439.5m	Henderson Asia Absolute Return Fund Henderson Asia Absolute Return Select Fund Henderson Asia Absolute INC	252.8m* 12.9m* 34.0m*	739.2m
Andrew Mattock	Henderson International Opportunities Fund	439.5m	Henderson Horizon China Fund	190.2m*	629.7m
Bill McQuaker	Henderson All Asset Fund Henderson Emerging Markets Opportunities Fund Henderson International Opportunities Fund	35.5m 17.0m 2.4bn	Henderson Multi-Manager Active Fund Henderson Multi-Manager Distribution Fund Henderson Multi-Manager Income & Growth Fund Henderson Multi-Manager Managed Fund Henderson Diversified Growth Fund	423.8m* 311.9m* 1.1bn* 667.3m* 61.1m*	5.0bn
Vincent Musumeci	Henderson International Opportunities Fund	439.5m	―	―	439.5m
Stuart O’Gorman	Henderson Global Technology Fund Henderson International Opportunities Fund	297.6m 188.4m	Horizon Global Technology Fund Henderson Global Technology Unit Trust Henderson Global Innovation Unit Trust	1.7bn* 599.9m* 349.8m*	3.1bn
Chris Paine	Henderson All Asset Fund	35.5m	―	―	35.5m
John Pattulo	Henderson Strategic Income Fund	48.5m	Preference & Bond Fund Strategic Bond Fund Henderson Managed Distribution Fund Henderson Cautious Managed Fund Henderson Fixed Interest Monthly Income	1.2bn* 2.0bn* 32.6m* 1.7bn* 1.2bn*	6.9bn

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Stephen Peak	Henderson Emerging Markets Opportunities Fund Henderson European Focus Fund Henderson International Opportunities Fund Henderson International Opportunities Fund (Europe 1 sleeve)	3.3m 464.7m 2.4bn 664.9m	European Absolute Return Fund Henderson UK High Alpha Fund	59.3m* 709.0m*	4.6bn
Tim Stevenson	Henderson International Opportunities Fund	644.6m	HHF Pan Euro Equity Fund Henderson Eurotrust plc Bankers Law Debenture Corp	2.0bn* 188.5m* 105.4m* 63.3m*	3.0bn
Ian Warmerdam	Henderson Global Technology Fund Henderson International Opportunities Fund	297.6m 188.4m	Horizon Global Technology Fund Henderson Global Technology Unit Trust Henderson Global Innovation Unit Trust	1.7bn* 599.9m* 349.8m*	3.1bn
*Performance fee account.

Portfolio Management Conflicts of Interest.  The Adviser seeks to foster a reputation for integrity and professionalism.  That reputation is a vital business asset.  The confidence and trust placed in us by investors is something that is highly valued and must be protected.  As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited.  A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson’s clients.  The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

The portfolio managers responsible for managing the Funds may currently or in the future also manage one or more other accounts.  Other than potential conflicts between investment strategies, the side-by-side management of a Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades).  Henderson has policies and procedures reasonably designed to mitigate these conflicts.  The portfolio managers may advise certain accounts under a performance fee arrangement.  A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

Portfolio Management Compensation.  Following is a summary of the compensation received by Henderson’s investment professionals for all accounts managed and not just for the applicable Funds.  Henderson’s investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

•	Pre-defined, objective, measurable investment performance
•	Performance goals that are ambitious, but attainable
•	The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio’s risk return parameters.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan.  In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.  “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs.  It is typically calculated per adviser team on a calendar year basis.  Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly.  Currently, none of the Funds charge performance-related fees.

A summary of the compensation package is as follows:

•	Basic Salaries: in line with or better than the industry average
•
Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

•	Growth Equity Bonus Plan: the GEB is based on a team’s contribution to a rise in profits, it is designed to reward profitable asset growth
•	Long Term Incentive Plan: as described above
•	Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson
•
Performance-related fees: for some funds, any performance-related fee earned by the firm is shared with individuals generating that performance.  If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund’s relevant disclosure document (i.e., prospectus or offering memorandum).  Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund’s returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

Portfolio Management Fund Ownership.  As of July 31, 2012, the portfolio managers did not own shares of any of the Funds.  The Funds’ shares are not registered to be sold outside of the US.  Many of the Funds’ portfolio managers reside outside of the US and are not eligible to purchase shares of the Funds.

BROKERAGE ALLOCATION

Subject to the overall oversight of the Board, the Adviser and Subadviser place orders for the purchase and sale of a Fund’s portfolio securities.  The Adviser and Subadviser seek the best price and execution obtainable on all transactions.  Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer).  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices.  In connection with OTC transactions, the Adviser and Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadviser believe that a better price and execution are available elsewhere.

The Adviser and Subadviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms’ professional services.  Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business.  The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.  Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser and Subadviser in servicing all of their accounts.  In addition, not all of these services may be used by the Adviser and Subadviser in connection with the services they provide to a particular Fund.

Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm’s knowledge of the security, the firm’s ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm’s ability to provide access to new issues.  While the Adviser generally seeks lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions.  The Adviser may, consistent with the interests of the Funds and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser or Subadviser under their respective agreements.  A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser or Subadviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser or Subadviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.  The Subadviser and its affiliates may participate in commission sharing arrangements where commissions incurred by their clients are used to compensate certain brokers who provide both proprietary and third party research.  All or a portion of the commissions paid by the Funds may be used to offset the Subadviser’s and its affiliates’ obligation to pay brokers for proprietary research services.

Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares.  Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for each Fund.  The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice.  The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for net asset value determined at the same time the accepted securities are valued.  The Trust will only accept  securities delivered in proper form and will not accept securities subject to legal restrictions on transfer.  The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities.  The acceptance of securities by the Trust must comply with the applicable laws of certain states.

The table below shows information on brokerage commissions paid by the Funds for the last three fiscal years.  The Dividend & Income Builder Fund commenced operations on August 1, 2012 and therefore no brokerage commissions are reported for the Fund.

	Fiscal Year ended July 31, 2010	Fiscal Year ended July 31, 2011	Fiscal Year Ended July 31, 2012
All Asset Fund1	$ —	$ —	$ 9,610
Emerging Markets Opportunities Fund2	$ —	$ 46,565	$ 52,572
European Focus Fund	$ 1,139,155	$ 1,277,736	$ 1,010,252
Global Equity Income Fund	$ 2,722,537	$ 2,851,534	$ 3,138,232
Global Technology Fund	$ 425,606	$ 851,066	$ 896,375
International Opportunities Fund	$ 5,716,609	$ 7,685,493	$ 4,777,068
World Select Fund	$ 38,595	$ 39,051	$ 36,472
_______
1.      The All Asset Fund commenced operations on March 30, 2012.
2.      The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year.  As of July 31, 2012, none of the Funds  held any such securities.

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).  When issued, shares of each class of each Fund are fully paid and non-assessable.  No class of shares of any Fund has preemptive rights or subscription rights.

The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes.  The Trust currently consists of nine series, each of which consists of a fund, eight of which are discussed in this SAI.  Pursuant to the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval.

This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.  The Trustees have authorized the issuance of Class A, Class B, Class C and Class R shares of the International Opportunities Fund.  The Trustees have authorized the issuance of Class A, Class B, Class C and Class I shares of the European Focus Fund and Global Technology Fund.  The Trustees have also authorized the issuance of Class A, Class C and Class I Shares of the All Asset Fund, Dividend & Income Builder Fund, Emerging Markets Opportunities Fund, Global Equity Income Fund and World Select Fund.

Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust’s Declaration of Trust and By-Laws.  The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so.  Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting or fractional shares).  Shareholders of each Fund or class are entitled to vote alone on matters that only affect that Fund or class.  All Henderson Global Funds and classes of shares of each Henderson Global Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument.  Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Henderson Global Fund of the Trust.  Voting regarding the distribution plan applicable to Class A, Class B, Class C, Class R or Class I shareholders will be regarded as matters requiring a specific vote by that class.  If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter.  Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

As used in this SAI and the Prospectus, the phrase “majority vote of the outstanding voting securities” of a Fund or class means the vote of the lesser of:  (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to that Fund or class if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that:  (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of a Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee.  Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class.  Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

Under Delaware law, the Trust’s shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that  Fund.  The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.  No series of the Trust is liable for the obligations of any other series of the Trust.

The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan  approved by the investment company’s board of directors/trustees and filed with the SEC.  The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Funds.  The Multi-Class Plan includes the following:  (i) shares of each class of each Henderson Global Fund are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson Global Fund; and (iii) each Fund’s Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

PURCHASES, EXCHANGES AND REDEMPTION INFORMATION

Purchases.  As described in the Prospectus, shares of the Funds may be purchased in a number of different ways.  Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.

Retirement Plans.  Shares of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (“SEP IRAs”).  Participants in retirement plans must contact the plan’s administrator to purchase, exchange or redeem Class R shares.  For plan administrator contact information, participants should contact their respective employer’s human resources department.  Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

Exchanges.  As described in the Prospectus, shareholders of each Fund have certain exchange privileges.  Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective Prospectus.  An exchange of shares is a taxable transaction for federal income tax purposes.

Additional Payments.  Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Funds.  These fees do not come out of the Funds’ assets.  Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts.  These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.  Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds.  These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that a Fund receives to invest on behalf of an investor and will not increase expenses of the Funds.  You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Funds and discuss this matter with your financial adviser.

Additional Charges.  Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Contingent Deferred Sales Charges - Class A, Class B and Class C Shares.  Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus (“outstanding Class A shares”), for Class A shares of another Henderson Global Fund (“new Class A shares”) on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares.  Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund’s CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

Class B shareholders may exchange their Class B shares (“outstanding Class B shares”) for Class B shares of another Henderson Global Fund (“new Class B shares”) on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares.  Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund’s CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

Class C shareholders may exchange their Class C shares (“outstanding Class C shares”) for Class C shares of another Henderson Global Fund (“new Class C shares”) on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption.  (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)

For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A, Class B or Class C shares, the holding period of the outstanding shares is “tacked” onto the holding period of the new shares.

Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request.  Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt.  Exchange requests received after that time will receive the price next determined following receipt of the request.  The exchange privilege may be modified or terminated at any time, upon at least 60 days’ notice to the extent required by applicable law.

An exchange of shares between any of the Henderson Global Funds will generally result in a taxable gain or loss for federal income tax purposes.  Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder’s tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange.  See “Federal Income Tax Matters.”

With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution.  Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Conversion Of Class B Shares.  As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund.  For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean:  (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued.  For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account.  Each time any Class B shares in the shareholder’s regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.  The portion will be determined by the ratio that the shareholder’s Class B shares converting to Class A shares bears to the shareholder’s total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

Redemptions. As described in the Prospectus, shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

Under unusual circumstances, when the Board deems it in the best interest of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values.  The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act.  This requires the Funds to redeem with cash at a shareholder’s election in any case where the redemption involves less than $250,000 (or 1% of that Fund’s net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000).  Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.  Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash.  For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

Other Redemption Information.  If the shareholder has given authorization for telephonic redemption privileges, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account.  Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions.  The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice.  The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder’s dealer of record or bank.  The shareholder is responsible for any charges by the shareholder’s bank.

Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

NET ASSET VALUE

The net asset value per share of each Fund is computed by dividing the value of that Fund’s aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund’s shares outstanding.  For purposes of determining each Fund’s aggregate net assets, receivables are valued at their realizable amounts.  Each Fund’s liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund’s several classes based on their relative net asset size.  Liabilities attributable to a particular class are charged to that class directly.  The total liabilities for a class are then deducted from the class’s proportionate  interest in the Fund’s assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded.  If no sale is reported at that time, the average between the last bid and asked price (the “Calculated Mean”) is used.  Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.  Interest bearing commercial paper which is purchased at par will be valued at par.  Interest is accrued daily.  Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the last reported sale price on the other exchange(s).  If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

Securities and other assets for which market prices are not readily available are priced at a “fair value” as determined by the Adviser in accordance with procedures approved by the Board.  Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE.  Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below).  If events materially affecting the value of a Fund’s portfolio securities occur between the time when a foreign exchange closes and the time when that Fund’s net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board.  The Board has adopted procedures for valuing the Funds’ securities.  Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board, at the next regularly scheduled quarterly meeting of the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading.  The NYSE and the Trust’s offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On those days when either or both of the Funds’ custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund’s net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer.  Each purchase and redemption order is subject to any applicable sales charge.  Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund’s net asset value may change on days when shareholders will not be able to purchase or redeem that Fund’s shares.  The sale of each Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund’s best interest to do so.

FEDERAL INCOME TAX MATTERS

The following is a general discussion of certain US federal income tax consequences of investing in the Funds.  It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes.  It is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect.  This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation).  Accordingly, investors should consult with a competent tax adviser before making an investment in a Fund.  The Funds are not managed for tax-efficiency.

Each Fund intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code.  Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.  The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments, including certain commodity-linked investments.

As a regulated investment company, each Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard to the deduction for dividends paid for the taxable year is distributed to the shareholders.  However, a Fund will generally be subject to federal corporate income tax on any undistributed net investment income or net capital gains.  Each Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.  To avoid this tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  Each Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Funds may be subject to excise tax.

Options, Futures and Foreign Currency Forward Contracts.  A Fund’s transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes.

Each Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of a Fund as a regulated investment company, and minimize the imposition of US federal income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index and certain other options, futures contracts and options on futures contracts utilized by a Fund are treated under the Code as Section 1256 contracts and will be required to be “marked-to-market” for federal income tax purposes at the end of each taxable year (and on October  31 of each year for purposes of the 4% excise tax).  Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Currency Fluctuations – “‘Section 988’ Gains or Losses”. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss.  Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Investment in Passive Foreign Investment Companies.  Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income.  If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund itself may be subject to federal income tax and an additional interest charge on the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders.  In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares.  A Fund itself will be subject to federal income tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the federal income tax, as if the tax had been payable in such prior taxable years.  Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income for federal income tax purposes even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative federal income tax treatment with respect to PFIC shares.  If certain conditions are satisfied, a Fund may elect to mark-to-market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years.  Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

Debt Securities Acquired at a Discount.  Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and a portion of the OID is included in a Fund’s income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities that may be acquired by each Fund in the secondary market may be treated as having market discount.  Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.  Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund.  A Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

REITs.  A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  At other times, such investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”).  Under a notice issued by the IRS, a portion of the Funds’ income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  The notice provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Distributions.  Distributions are taxable to a US shareholder whether paid in cash or shares.  Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income.  However, if a portion of a Fund’s investment company taxable income is attributable to “qualified dividend income,” as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2012, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to long-term capital gain; provided both the Fund and the shareholder satisfy certain holding period and other requirements.  For such taxable years, the maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors has been reduced to 15%.  It is currently unclear whether Congress will extend the favorable treatment of qualified dividend income for taxable years beginning after December 31, 2012.  Dividends from most REITs and certain foreign corporations are not eligible for treatment as qualified dividend income.

Dividends paid by a Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the “Dividend Received Deduction”).  Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income.  Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction.  The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and available capital loss carryovers from prior years), if any, designated by a Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income.  Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to a maximum rate of 15% for taxable years beginning on or before December 31, 2012.  For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate is scheduled to return to 20%.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to shareholders.

Disposition of Shares.  Upon a redemption, sale or exchange of a shareholder’s shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares.  Shares held for one year or less generally will be taxed as short-term capital gain or loss.  Shares held for more than one year generally will be taxed as long-term capital gain or loss.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares.  Capital losses may be subject to limitations on their use by a shareholder.

In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares.  This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires no later than January 31st of the calendar year following the calendar year of the disposition shares in the same Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares.  The term “reinvestment right” means any right to acquire shares of one or more regulated  investment companies without the payment of a sales load or with the payment of a reduced sales charge.  Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares.  This provision may be applied to successive acquisitions of Fund shares.

Foreign Withholding Taxes.  Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass-through” to its shareholders the amount of foreign income and similar taxes paid by the Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund in computing his or her taxable income for federal income tax purposes, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her federal taxable income or to use such amount as a foreign tax credit against his or her US federal income tax liability, subject to various limitations imposed by the Code.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions for federal income tax purposes.  Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the federal alternative minimum tax, but a foreign tax credit may be available to offset federal alternative minimum tax, subject to various limitations.  Each affected shareholder will be notified after the close of a Fund’s taxable year if the foreign taxes paid by that Fund will “pass-through” for that year.

Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s US tax attributable to his or her total foreign source taxable income.  For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund’s income flows through to its shareholders.  With respect to each Fund, gains from the sale of securities generally will be treated as derived from US sources and Section 988 gains will generally be treated as ordinary income derived from US sources.  The limitation on the foreign tax credit is applied separately to foreign source passive category income, including foreign source passive income received from a Fund.  Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend or the Fund or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  If a Fund fails to satisfy these requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

The foregoing is only a general discussion of the foreign tax credit and deduction under current federal income tax law.  Because application of the credit and deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Disclosure Statements for Large Losses.  Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of that Fund’s shares, except in the case of certain exempt shareholders.  All such distributions and proceeds will be subject to withholding of federal income tax (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  The backup withholding rate is 28% for amounts paid through 2012.  This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise.  If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.  Any amounts withheld may be credited against the shareholder’s US federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation.  Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder’s particular situation.  Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above.  Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty).

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons.  If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.

This discussion does not purport to deal with all of the tax consequences applicable to each Fund or all shareholders of the Funds.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in a Fund.

REGISTRATION STATEMENT

This SAI and the Funds’ Prospectus do not contain all the information included in the Funds’ registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC.  The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.  Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

Statements contained herein and in the Funds’ Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements of the Funds, including the notes thereto, dated July 31, 2012 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds dated as of July 31, 2012.  The information under the caption “Financial Highlights” of the Funds for the period from commencement of operations through July 31, 2012, appearing in the Prospectus has been derived from the financial statements audited by Ernst & Young LLP.  Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon Ernst & Young LLP’s report given on the authority of such firm as experts in accounting and auditing.  The Dividend & Income Builder Fund commenced operations on August 1, 2012, therefore no financial highlights are shown for the Fund.

APPENDIX A

DESCRIPTION OF STANDARD & POOR’S RATINGS GROUP (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From “Moody’s Bond Record,” November 1994 Issue (Moody’s Investors Service, New York,  1994), and “Standard & Poor’s Municipal Ratings  Handbook,” October 1997 Issue (McGraw Hill, New York, 1997).

MOODY’S:

(a) Corporate Bonds.  Bonds rated Aaa by Moody’s are judged by Moody’s to be of the best quality, carrying the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds rated Aa are judged by Moody’s to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities.  Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.  Bonds rated Baa by Moody’s are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(b) Commercial Paper.  The Prime rating is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.  The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.  Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment.  Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

(a) Corporate  Bonds.  An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.  Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.  Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal.  Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

Debt rated BB, B, CCC,  CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.  Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.  The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

(b) Commercial Paper.  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.  For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1.  Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

Issues rated B are regarded as having only speculative capacity for timely payment.  The C rating is assigned to short-term debt obligations with a doubtful capacity for payment.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

APPENDIX B

HENDERSON INVESTMENT MANAGEMENT LIMITED
Proxy Policies and Procedures

It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm’s clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML’s approach to corporate governance, corporate responsibility and proxy voting.

1.	Responsibilities

The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.	Service Providers

HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.	Voting Guidelines

HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson’s approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

    3.1.  International Corporate Governance Policy

International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a ‘one size fits all’ policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.1

____________________________
1 These Principles are based on the Organisation for Economic Development (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

   3.2.   Corporate objective

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavor to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

   3.3.   Disclosure and transparency

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares.  Clear and comprehensive information on directors, corporate governance arrangements and the company’s management of corporate responsibility issues should be provided.

Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights.  Each proposal should be presented separately to shareholders – multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

   3.4.   Boards of directors

Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure.  However, for any corporate board there are certain key functions which apply.

•
Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

•	Monitoring the effectiveness of the company's governance practices and making changes as needed.
•	Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.
•	Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.
•	Ensuring a formal and transparent board nomination and election process.
•	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.
•
Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

•	Overseeing the process of disclosure and communications.

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole.  Each member should stand for election on a regular basis.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

Audit, remuneration and nomination/succession committees should be established.  These should be composed wholly or predominantly of independent non-executives.  Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged.  The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

   3.5.   Shareholder rights

All shareholders should be treated equitably.  Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval.  Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change.  Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills", and the equity component of compensation schemes.

We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

   3.6.    Audit and internal control

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors.  The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies.  Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice.  The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

    3.7.  Remuneration

Remuneration of executive directors and key executives should be aligned with the interests of shareholders.  Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms.  Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives’ contracts should not commit companies to ‘payment for failure’.  Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board’s policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

•	the overall potential cost of the scheme, including the level of dilution
•	the issue price of share options relative to the market price
•	the use of performance conditions aligning the interests of participants with shareholders
•	the holding period ie. the length of time from the award date to the earliest date of exercise
•	the level of disclosure.

     4.    Voting Procedures

The procedure for casting proxy votes is as follows:

1.	Custodians notify ISS of forthcoming company meetings and send proxy materials.
2.	ISS notifies Henderson of meetings via its ProxyExchange website.
3.	ISS provides voting recommendations based on HIML’s Proxy Voting Policies.
4.	The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.
5.	The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.
6.	Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

7.
If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the ProxyExchange website and voting instructions are executed by the custodians.

     5.    Share blocking

In a number of markets in which the funds invest, shares must be suspended from trading (‘blocked’) for a specified period before the Annual General Meeting if voting rights are to be exercised.  Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients’ interest.  In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained.  In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

     6.    Conflicts of interest

For each director, officer and employee of HIML (“HIML person”), the interests of HIML’s clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML’s affiliates.

Accordingly, each HIML person must not put “personal benefit”, whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML’s clients.  “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate.  It is imperative that each of HIML’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

The following are examples of situations where a conflict may exist:

•	Business Relationships – where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
•	Personal Relationships – where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;
•
Familial Relationships – where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

•
Fund Relationships – HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

•
Fund of Fund’s Relationship – HIML may have a conflict where it manages a fund of funds that invests in other affiliated Henderson funds, and the underlying affiliated fund is soliciting votes for a proxy.

It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee.  However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.  In addition, all HIML persons shall certify annually as to their compliance with this policy.

    7.     Proxy Committee

The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees).  Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever an actual or potential conflict of interest is identified.

Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote.  The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

The Proxy Committee will review each item referred to it to determine if an actual or potential conflict of interest indeed exists.  If the Proxy Committee determines that no actual or potential conflict exists, then the proxy will be voted as it otherwise would have been under these procedures.  If the Proxy Committee determines that an actual or potential conflict exists, then it will review the issue and instruct ISS to: (1) vote based on ISS’ recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit.  With respect to a conflict that arises due to (a) a business transaction involving Henderson Group PLC and the company soliciting the proxy, or (b) a Fund of funds relationship described above only options (1)-(3) above shall be available.

For each matter where the Proxy Committee determines an actual or potential conflict exists, the Proxy Committee will produce a Conflicts Report that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager’s recommendation.  To the extent the Proxy Committee instructs ISS to vote in accordance with the recommendation of the investment professional responsible for the account, the Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.